SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 17, 1997

                      COUNTRYWIDE  HOME EQUITY LOAN TRUST 1996-A

(Exact name of registrant as specified in its charter)


          CALIFORNIA                        333-11095            13-2631719
(State or Other Jurisdiction         (Commission File      (I.R.S. Employer
 of Incorporation)                           Number)      Identification
No.)

c/o The First National Bank of Chicago.
Corporate Trust Services Division - 9th floor
1 N. State Street, Chicago IL                                 60670-0126
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:               312/407-1902

Item 5.  Other Events

   On behalf of Countrywide Home Equity Loan Trust 1996-A, a Trust created pursuant to the Pooling Agreement, dated October 31, 1996, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated November 17, 1997. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates, Due January 15, 2028.

               A. Monthly Report Information:
                  Aggregate distribution information for the current distribution date November 17, 1997.

                        Principal             Interest       Ending Balance

       Cede & Co.    $4,877,188.70        $1,155,778.24         $212,323,326.26

               B. No delinquency in payment under the Transferor Certificate, or the Financial Guaranty Insurance Policy has occurred.

               C.     Have any deficiencies occurred?  NO.
                             Date:
                             Amount:

               D. Were any amounts paid or are any amounts payable under the Financial Guaranty Insurance Policy? NO
                             Amount:

               E. Are there any developments with respect to the Financial Guaranty Insurance Policy? NONE.

               F.     Item 1:  Legal Proceedings:  NONE

               G.     Item 2:  Changes in Securities:  NONE

               H.     Item 4:  Submission of Matters to a Vote of Security
                      Holders:  NONE

               I. Item 5: Other Information - Items 1, 2, 4, 5 if applicable: NOT APPLICABLE



Item 7.  Monthly Statements and Exhibits

         Exhibit No.
         1.    Monthly Statement to Certificateholders dated November 17 , 1997


                 Statement to Certificateholders (Page 1 of 2)


              Distribution Date:                         10/15/97      11/17/97

                     INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000 ORIGINAL PRINCIPAL AMOUNT)

              A.     INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS




                     Investor Certificate Interest Distributed
4.359774      4.697653
                     Investor Certificate Interest Shortfall Distributed
              0.000000      0.000000
                     Remaining Unpaid Investor Certificate Interest Shortfall
                     0.000000      0.000000

                     Managed Amortization Period ? (Yes=1; No=0)
              1      1
                     Investors Certificate Principal Distributed
       13.609427     19.823302
                       Principal Distribution Amount                  13.609427
       18.865530
                          Maximum Principal Payment                   28.596084
       34.661742
                          Alternative Principal Payment
13.609427     18.865530
                          Principal Collections less Additional Balances
              13.609427     18.865530
                       Investor Loss Amount Distributed to Investors
              0.000000      0.957772
                       Accelerated Principal Distribution Amount
       0.000000      0.000000
                       Credit Enhancement Draw Amount
0.00   0.00

                     Total Amount Distributed to Certificateholders (P & I)
                     17.969201     24.520955

              B.     INVESTOR CERTIFICATE PRINCIPAL BALANCE


                     Beginning Investor Certificate Balance
"220,548,884.75 "    "217,200,514.96 "
                     Ending Investor Certificate Balance
"217,200,514.96 "    "212,323,326.26 "
                     Beginning Invested Amount
"224,565,751.98 "    "221,217,382.19 "
                     Ending Invested Amount                     "221,217,382.19
"      "216,340,193.49 "
                    Investor Certificateholder Floating Allocation Percentage
                     97.5149%      97.4782%
                     Pool Factor                        0.8828101     0.8629868
                     Liquidation Loss Amount for Liquidated Loans
              0.00   "241,739.69 "
                     Unreimbursed Liquidation Loss Amount
       0.00   0.00

              Additional Servicing Fee                              #REF!
#REF!
              C.     POOL INFORMATION

                     Beginning Pool Balance                      "230,288,701.47
"      "226,940,331.68 "
                     Ending Pool Balance                         "226,940,331.68
"      "222,057,046.82 "
                     Servicer Removals form the Trust (Section 2.06)
              0.00   0.00
                     Servicing Fee                      "95,953.63 "  "94,558.47
"

              D.     INVESTOR CERTIFICATE RATE


                     Investor Certificate Rate                    5.836250%
5.805000%
                     LIBOR Rate                                   5.656250%
5.625000%
                     Maximum Rate                                 9.402986%
9.395096%

              E.     DELINQUENCY & REO STATUS


                     Delinquent 30-59 days
                         No. of Accounts                             41     51
                        Trust Balances                     "1,215,583.04 "
"1,195,685.48 "
                     Delinquent 60-89 days
                         No. of Accounts                             13     12
                        Trust Balances                            "266,630.52 "
"584,098.00 "
                     Delinquent 90+ days
                         No. of Accounts                             21     21
                        Trust Balances                            "761,378.82 "
"635,014.39 "
                     Delinquent 9+ Months
                         No. of Accounts                             8      4
                        Trust Balances                   "423,995 "    "215,746
"
                     REO
                         No. of Accounts                             1      2
                        Trust Balances                            "149,950.00 "
"132,592.07 "


              Statement to Certificateholders (Page 2 of 2)


              Distribution Date:                        10/15/97      11/17/97

                "IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed"
                     "this 08th day of November, 1997"



                            Countrywide Home Loans Formerly Known as Countrywide
Funding Corporation
                            as Servicer

                            _______________________________________


                             Sam Ilagan
                             Vice-President

        Distribution List:

Barbara Grosse - First National Bank of Chicago  Lupe Montero - Countrywide Home
Loans      Frank Skibo - FSA       Jose Baltasar - Countrywide Home Loans
Paul Marsilio - Lehman Brothers    Richard Pohl -Countrywide Home Loans
Margarette Carrette - Moody's Investors Service  Richard
Marron - Countrywide Home Loans
Gail Brennan - Standard & Poor's Corp. Dave Walker- Countrywide Home Loans Brain Sulker - Hall - Countrywide Home Loans

SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                COUNTRYWIDE HOME EQUITY LOAN TRUST 1996-A



                                     By  _______________________________________
                                        Name:          Barbara Grosse
                                       Title:         Assistant Vice President

Dated: November 30, 1997